                                                                    Exhibit 10.3


                        EXCHANGE AND FINANCING AGREEMENT

                                     AMONG


                           CARBON ENERGY CORPORATION

                               CEC RESOURCES LTD.

                                      AND

                       YORKTOWN ENERGY PARTNERS III, L.P.

                                     DATED

                                OCTOBER 14, 1999

                                TABLE OF CONTENTS
                                                                            PAGE

Article 1 Articles and Bylaws of Carbon........................................2

Article 2 Authorization and Sale of Carbon Common Stock........................2

     2.1 Authorization and Sale of Shares .....................................2

     2.2 Closing for Shares ...................................................2

     2.3 Use of Proceeds ......................................................2

Article 3 Assignment of Stock Purchase Agreement...............................3

     3.1 Assignment ...........................................................3

     3.2 Assumption; Reimbursement of Deposit .................................3

     3.3 Amendments ...........................................................3

Article 4 Exchange Offer.......................................................3

     4.1 The Offer ............................................................3

     4.2 Compliance With Applicable Law .......................................4

     4.3 CEC Canada Approval ..................................................4

     4.4 Shareholder Information ..............................................5

Article 5 Stock Options........................................................5

     5.1 Stock Option Plan ....................................................5

     5.2 Replacement of Stock Options .........................................5

     5.3 Employment Agreements ................................................6

     5.4 Related Actions ......................................................6

     5.5 [Other Employee Plans] ...............................................6

Article 6 Board of Directors of Carbon.........................................6

     6.1 Definitions ..........................................................6

     6.2 Board of Directors After BFC Closing .................................7

     6.3 Yorktown Designations ................................................7

     6.4 McDonald as a Director ...............................................7

     6.5 Nominating Committee .................................................7

     6.6 Nomination of Directors ..............................................8

     6.7 Vacancies ............................................................8

     6.8 Voting of Shares .....................................................8

     6.9 Super Majority .......................................................9

     6.10 Termination of this Article .........................................9

Article 7 Representations and Warranties of Carbon.............................9

     7.1 Organization and Authority ...........................................9

     7.2 No Subsidiaries ......................................................9

     7.3 Capitalization ......................................................10

     7.4 Authorization; No Conflict ..........................................10

     7.5 No Operations .......................................................11

     7.6 Brokers and Finders .................................................11

Article 8 Representations and Warranties of CEC Canada........................11

     8.1 Organization and Authority ..........................................11

     8.2 No Subsidiaries .....................................................11

     8.3 Capitalization ......................................................11

     8.4 Authorization; No Conflict ..........................................12

     8.5 Brokers and Finders .................................................13

     8.6 SEC Reports .........................................................13

Article 9 Representations and Warranties of Yorktown..........................13

     9.1 Organization and Authority ..........................................13

     9.2 Authorization .......................................................14

     9.3 Brokers and Finders .................................................14

     9.4 Investment Matters ..................................................15

Article 10 Covenants..........................................................15

     10.1 Covenants of Carbon ................................................15

     10.2 Covenants of CEC Canada ............................................18

     10.3 Covenants of Yorktown ..............................................20

Article 11 Conditions.........................................................21

     11.1 Conditions Precedent to Obligation of Carbon and CEC Canada ........21

     11.2 Condition Precedent to Obligation of Yorktown ......................21

Article 12 Termination and Miscellaneous......................................22

     12.1 Obligation to Make Exchange Offer ..................................22

     12.2 Termination of Agreement ...........................................22

     12.3 HSR Act Filing .....................................................23

     12.4 Expenses ...........................................................23

     12.5 Successors and Assigns .............................................23

     12.6 Third Party Beneficiaries ..........................................23

     12.7 Notices ............................................................24

     12.8 Complete Agreement .................................................25

     12.9 Captions ...........................................................25

     12.10 Waiver and Other Action ...........................................25

     12.11 Amendment .........................................................25

     12.12 Governing Law .....................................................25

     12.13 Non-Survival of Representations and Warranties ....................25

     12.14 Attorneys' Fees ...................................................25

     12.15 Counterparts ......................................................25

                       EXCHANGE AND FINANCING AGREEMENT

     This Agreement is made as of October 14, 1999 among Carbon Energy Corporation ("Carbon"), a Colorado corporation, CEC Resources Ltd. ("CEC Canada"), an Alberta corporation, and Yorktown Energy Partners III, L.P. ("Yorktown").

                                    Recitals

     A. CEC Canada has entered into a Stock Purchase Agreement dated August 11, 1999 (as it may be amended from time to time, called the "Stock Purchase Agreement") with Bonneville Pacific Corporation ("Bonneville Pacific"). The Stock Purchase Agreement provides for the purchase by CEC Canada from Bonneville Pacific of all outstanding shares of Bonneville Fuels Corporation ("BFC") for $24,000,000 in cash, subject to certain adjustments. After this transaction, BFC will continue to have outstanding certain indebtedness.

     B. The parties desire that the purchase of BFC stock under the Stock Purchase Agreement be completed by Carbon which is a corporation organized under the laws of a state in the United States and which has its principal executive offices in the United States. The Stock Purchase Agreement permits the assignment of rights and obligations of CEC Canada under the Stock Purchase Agreement to Carbon as an affiliate of Yorktown.

     C. Yorktown has committed to purchase equity of Carbon for $24,750,000 in order to provide equity financing for the total purchase price of the BFC shares under the Stock Purchase Agreement.

     D. All parties to this Agreement require that, in connection with the assignment of the Stock Purchase Agreement to Carbon and as part of an overall plan to contribute cash, securities and other property by CEC Canada, Yorktown and shareholders of CEC Canada to Carbon, Carbon shall make an offer to all shareholders of CEC Canada to exchange one share of Carbon for each outstanding share of CEC Canada.

     E. The Boards of Directors of CEC Canada and Carbon have unanimously approved of the making of the exchange offer described in paragraph D above and later in this Agreement. The Board of Directors of CEC Canada has also resolved to recommend that the holders of shares of CEC Canada tender their shares pursuant to that exchange offer.

                                   Agreement

     In consideration of the mutual promises and covenants contained in this Agreement, the parties, intending to be legally bound, agree as follows:


                                   Article 1

                         Articles and Bylaws of Carbon

     The parties concur and approve of the Articles of Incorporation of Carbon and Bylaws of Carbon as currently in effect, subject to any changes to be made in the future.


                                   Article 2

                 Authorization and Sale of Carbon Common Stock

     2.1  Authorization and Sale of Shares.
          --------------------------------

     Carbon shall authorize the sale and issuance of 4,500,000 shares of its common stock to Yorktown. Subject to the terms and conditions of this Agreement, Carbon shall issue and sell to Yorktown, and Yorktown shall purchase from Carbon, 4,500,000 shares of Carbon common stock at a total purchase price of $24,750,000 in cash, which is $5.50 per share.

     2.2  Closing for Shares.
          ------------------

     The closing of the purchase and sale of the Carbon common stock to Yorktown as provided in Section 2.1 shall be held at a date, time and place mutually agreeable to all parties to this Agreement but in any event no later than the closing of the purchase of BFC stock under the Stock Purchase Agreement (the "BFC Closing"). At the closing for the sale of Carbon shares as provided in
Section 2.1, Carbon shall deliver to Yorktown a certificate or certificates, registered in Yorktown's name, representing 4,500,000 shares, free and clear of any liens, security interests or encumbrances (other than any transfer restrictions imposed by securities laws); and at that closing Yorktown shall pay to Carbon the purchase price of $24,750,000 in immediately available funds by wire transfer per instructions of Carbon.

     2.3  Use of Proceeds.
          ---------------

     The proceeds of the sale of shares to Yorktown as provided in this Agreement shall be used for the purchase of BFC shares under the Stock Purchase Agreement, and any remaining proceeds after that purchase shall be added to and be part of the working capital of Carbon.

                                   Article 3

                     Assignment of Stock Purchase Agreement

     3.1  Assignment.
          ----------

     On a date mutually agreed upon by all parties to this Agreement but in any event immediately prior to the BFC Closing, CEC Canada shall assign all rights and obligations of CEC Canada under the Stock Purchase Agreement to Carbon, including the right to purchase all outstanding BFC shares. CEC Canada shall cause prior notice of this assignment to be given to Bonneville Pacific under the terms of the Stock Purchase Agreement. It is further understood that, in accordance with the terms of the Stock Purchase Agreement, CEC Canada shall remain fully liable for all of its obligations under the Stock Purchase Agreement.

     3.2  Assumption; Reimbursement of Deposit.
          ------------------------------------

     Carbon, upon receipt of that assignment of the Stock Purchase Agreement, shall perform and comply with all obligations and terms applicable to CEC Canada under the Stock Purchase Agreement, as if Carbon were named as the Buyer in the Stock Purchase Agreement instead of CEC Canada. Also, upon receipt of that assignment of the Stock Purchase Agreement, Carbon shall pay $1,200,000 to CEC Canada as reimbursement of the deposit made by CEC Canada on the purchase price under the Stock Purchase Agreement.

     3.3  Amendments.
          ----------

     Neither CEC Canada nor Carbon will make any amendment to the Stock Purchase Agreement or grant any waiver under the Stock Purchase Agreement without the permission and consent of the other parties to this Agreement, including Yorktown.


                                   Article 4

                                 Exchange Offer

     4.1  The Offer.
          ---------

     Carbon shall, and Yorktown and CEC Canada shall cause Carbon to, make an offer to all holders of shares of CEC Canada to exchange one share of common stock of Carbon for each outstanding share of CEC Canada (the "Exchange Offer") as promptly as reasonably practicable after the BFC Closing. The obligation of Carbon to make the Exchange Offer is subject only to the assignment of the Stock Purchase Agreement by CEC Canada to Carbon as provided above and the consummation of the BFC Closing. In order for any specific term to be included in the Exchange Offer, the term must be approved by Yorktown, CEC Canada and Carbon, whose approval shall not be unreasonably withheld. Promptly after the expiration of any withdrawal rights for tendered shares in the Exchange Offer or the expiration of the Exchange Offer, as the case may be, Carbon shall exchange its shares for all shares of CEC Canada validly tendered in the Exchange Offer and not withdrawn.

     4.2  Compliance With Applicable Law.
          ------------------------------

     Carbon shall take, and CEC Canada and Yorktown shall cause Carbon to take, all necessary steps to comply with applicable law in making the Exchange Offer, including without limitation (a) filing with the Securities and Exchange Commission ("SEC") a registration statement on Form S-4 (together with any amendments and supplements, called the "Registration Statement") under the Securities Act of 1933 (the "Securities Act"), (b) filing with the SEC a tender offer statement on Schedule 14D-1 (together with all amendments and supplements, called the "Schedule 14D-1") with respect to the Exchange Offer, and (c) filing all documents required to obtain any permits and approvals, if any, required to carry out the transactions contemplated by this Agreement under any applicable Canadian laws or state securities laws and will use its best efforts to obtain such permits and approvals. The Registration Statement and Schedule 14D-1 shall include summary advertisements, letters of transmittal and such other documents as necessary to make the Exchange Offer (the Registration Statement, Schedule 14D-1 and other documents, together with all supplements and amendments, are called collectively the "Offer Documents").

     4.3  CEC Canada Approval.
          -------------------

     CEC Canada hereby approves of the Exchange Offer and represents that the Board has unanimously determined that this Agreement and the transactions contemplated by this Agreement, including the Exchange Offer, are fair to and in the best interests of the shareholders of CEC Canada. The Board of Directors of CEC Canada shall recommend that the shareholders of CEC Canada accept the Exchange Offer, and CEC Canada consents to the inclusion in the Registration Statement and other Offer Documents of the recommendation of the Board of Directors as described above. Also CEC Canada represents that it has been advised by each of its directors and executive officers that each of them intends either to tender or cause to be tendered all shares of CEC Canada beneficially owned by them in the Exchange Offer. As soon as reasonably practical and no later than the date of commencement of the Exchange Offer, CEC Canada shall file with the SEC a Solicitation/ Recommendation Statement on
Schedule 14D-9 (which, together with all amendments and supplements, is called the "Schedule 14D-9") containing the recommendation of the Board described in this Section and shall disseminate the Schedule 14D-9 to the extent required by rules of the SEC under the Securities Exchange Act of 1934 (the "Exchange Act") and any other applicable federal securities laws. CEC Canada agrees to correct promptly any information provided by it for use in the Schedule 14D-9 which shall have become false or misleading and to take all steps necessary to cause the Schedule 14D-9 as so corrected to be filed with the SEC and disseminated to holders of shares of CEC Canada to the extent required by applicable federal securities laws.

     4.4  Shareholder Information.
          -----------------------

     CEC Canada shall promptly furnish to Carbon mailing labels containing the name and addresses of all record holders of shares of CEC Canada and with security position listings of all shares held in stock depositories, each as of a recent date, together with all other available listings and computer files containing names, addresses and security position listings of record holders and beneficial owners of shares of CEC Canada. CEC Canada shall furnish Carbon with such additional information, including without limitation, updated listings and computer files of shareholders, mailing labels and security position listings and such other assistance as Carbon may reasonably request for the Exchange Offer. Carbon shall, subject to the requirements of applicable law and except as necessary to disseminate the Exchange Offer and any Offer Documents, hold in confidence the information contained in those labels, listings and files and shall use such information only in connection with the Exchange Offer.


                                   Article 5

                                 Stock Options

     5.1  Stock Option Plan.
          -----------------

     Each of the parties shall approve the 1999 Stock Option Plan of Carbon (the "Carbon Stock Option Plan") and the 1999 Restricted Stock Plan, both attached as Exhibit 1, and shall cause these Plans to be in effect prior to the BFC
   ---------
Closing.

     5.2  Substitution of Stock Options.
          -----------------------------

     Carbon shall grant under the Carbon Stock Option Plan substitute options for each option outstanding under the CEC Resources Ltd. Stock Option Plan (the "CEC Canada Stock Option Plan"). Any option granted by Carbon in substitution for an option granted under the CEC Stock Option Plan shall expressly provide that it is being granted in full satisfaction of, and in substitution for, any and all options for CEC Resources, Ltd. Stock previously granted under the CEC Stock Option Plan. The following terms and conditions of the substitute options granted pursuant to the Carbon Stock Option Plan shall be the same as the terms and conditions relating to the specific options granted pursuant to an optionee's Stock Option Agreement executed under the terms of CEC Stock Option
Plan: (1) the grant and exercise prices of the option; (2) the character of the option as an "incentive stock option" or a "nonqualified stock option" (as defined in the Code); (3) the vesting provisions applicable to the option (except to the extent previously modified in executed employment agreements between the optionee and CEC Canada); (4) the change in control provisions applicable to the option (except to the extent previously modified in executed employment agreements between the optionee and CEC Canada);
(5) the provisions addressing the consequences of the optionee's termination of employment for any reason; (6) the limitations on assignability of the option;
(7) the expiration date of the option; and (8) the payment method for the purchase of the shares subject to the option.

     5.3  Employment Agreements.
          ---------------------

     The parties approve of the Employment Agreements with Patrick R. McDonald ("McDonald") and Kevin Struzeski ("Struzeski") in the forms attached as Exhibit
                                                                        -------
2 to this Agreement and will cause Carbon to enter into these Employment
-
Agreements on or prior to the BFC Closing.

     5.4  Related Actions.
          ---------------

     Concurrently with acquiring shares of Carbon as provided below, Yorktown shall, as a shareholder of Carbon, approve of the Carbon Stock Option Plan, Carbon's 1999 Restricted Stock Plan and the above-described Employment Agreements. Carbon and Yorktown shall cause the Board of Directors of Carbon to approve and adopt the Carbon Stock Option Plan, Carbon's 1999 Restricted Stock Plan and the Employment Agreements.

     5.5  Other Employee Plans.
          --------------------

     CEC Canada may, in its discretion, transfer the sponsorship of all employee benefit plans formerly sponsored by CEC Canada, including but not limited to the CEC Resources Ltd. 401(k) Profit Sharing Plan, to Carbon as soon as practicable following the completion of the Exchange Offer.


                                   Article 6

                          Board of Directors of Carbon

     6.1  Definitions.
          -----------
     For purposes of this Article 6, the following terms have the following meanings:

     "Beneficial ownership" or "owned beneficially" with respect to any voting stock means stock of which a person or entity is a beneficial owner as defined at the date hereof in Rule 13d-3 of the SEC under the Exchange Act.

     "Independent director" means a person who is not an officer or employee of Carbon, is not related to an officer of Carbon and does not represent Yorktown or any other beneficial owner of 10% or more of the outstanding voting stock of Carbon.

     "Super majority vote of the Board" means approval by a majority of the entire Board of Directors of Carbon, which majority includes a majority of all Yorktown directors and at least one independent director.

     "Voting stock" means securities having the right to vote generally in any election of directors of Carbon.

     6.2  Board of Directors After BFC Closing.
          ------------------------------------

     After consummation of the BFC Closing, the Board of Directors of Carbon shall consist of five directors, and these five directors shall be: David H. Kennedy; Lambros J. Lambros; Bryan H. Lawrence; Peter A. Leidel; and McDonald. Upon completion of the Exchange Offer, and if Harry A. Trueblood accepts the Exchange Offer for all CEC shares owned beneficially by him, the Board of Directors of Carbon shall consist of six directors, and these six directors shall be the above-named five persons and Harry A. Trueblood.

     6.3  Yorktown Designations.
          ---------------------

     Bryan H. Lawrence and Peter A. Leidel named above are persons designated by Yorktown. So long as Yorktown is the beneficial owner of voting shares with 50% or more of the outstanding votes in the election of directors of Carbon, Yorktown shall have the right to designate for nomination two directors of Carbon ("Yorktown Directors"). If Yorktown owns beneficially voting stock with 25% or more but less than 50% of the outstanding votes in the election of directors of Carbon, then Yorktown shall have the right to designate for nomination one director of Carbon. Yorktown will not have the right, as a contractual matter under this Agreement, to designate any persons for nomination as directors if Yorktown owns beneficially voting stock with less than 25% of the outstanding votes in the election of directors of Carbon.

     6.4  McDonald as a Director.
          ----------------------

     So long as McDonald is an officer of Carbon, McDonald shall be designated for nomination as a director of Carbon.

     6.5  Nominating Committee.
          --------------------

     The Board of Directors of Carbon shall establish, empower and maintain a nominating committee. The nominating committee shall be responsible for determining, on behalf of the Carbon Board of Directors, nominees for the position of director of Carbon or persons to be elected by the Board of Directors or shareholders to fill any vacancy in the Board of Directors. The nominating committee shall be comprised of one Yorktown director, McDonald so long as he is a director of Carbon and two independent directors. The Yorktown director to serve on the nominating committee shall be selected by a majority vote of the Yorktown directors. A majority of the independent directors shall designate the independent directors to serve on the nominating committee. Any Yorktown or independent director may select himself or herself to serve on the nominating committee. A quorum of the nominating committee, which shall be required for any action of the nominating committee, shall be all members of the nominating committee. The nominating committee shall act by a majority vote of the entire nominating committee.

     6.6  Nomination of Directors.
          -----------------------

     The directors of Carbon shall be nominated at all times from and after the consummation of the BFC Closing as follows (a nomination includes any nomination of an incumbent director to be reelected to the Board):

     (a) The nominating committee shall nominate for director each Yorktown director which Yorktown has the right to designate and has so designated;
     (b) The nominating committee shall nominate McDonald if he is entitled to be so nominated as provided in Section 6.4 above; and
     (c) The nominating committee shall nominate the remaining directors and at least two of the persons so nominated shall be independent directors unless the size of the Board has been changed by a super majority vote of the Board and there are not sufficient positions for the election of two independent directors after taking into account Yorktown directors and the nomination of McDonald.

     6.7  Vacancies.
          ---------

     Upon the death, resignation, retirement, disqualification or removal from office, with or without cause, of any independent director or Yorktown director, the nominating committee (in the case of an independent director) and the remaining Yorktown director (in the case of the vacancy relating to a Yorktown director) shall have the right to designate any replacement to fill the vacancy. Any vacancy on the Board of Directors caused by the death, resignation, retirement, disqualification or removal of McDonald, shall be designated by the nominating committee. The Board of Directors shall take any action necessary to duly appoint or elect as a director each person so designated to fill a vacancy on the Board.

     6.8  Voting of Shares.
          ----------------

     Each party shall take such actions as a shareholder of Carbon, or as is otherwise reasonably in the party's control, to effectuate the election of directors and the filling of vacancies as provided in this Article 6. In addition, Carbon shall use all reasonable efforts to solicit from shareholders of Carbon eligible to vote in the election of directors proxies in favor of the nominees selected in accordance with this

Article 6. In any election of directors or any meeting of shareholders for the removal of directors, Yorktown and McDonald shall be present for purposes of establishing a quorum and shall vote all of their voting stock in favor of any nominee for director selected in accordance with this Article 6 and against the removal of any director selected in accordance with this Article 6, except that Yorktown and McDonald may vote for the removal of any Yorktown director for which Yorktown has indicated approval of the removal and Yorktown and McDonald may vote for the removal of any independent director as to which the nominating committee has recommended removal.

     6.9  Super Majority.
          --------------

     No action by Carbon shall be taken with respect to the following without approval of the Board of Directors of Carbon which approval shall be by a super majority vote of the Board: Any change in the size or composition of the Board of Directors of Carbon or the nominating committee.

     6.10  Termination of this Article.
           ---------------------------

     This Article shall cease to be effective and shall not apply to any Carbon matters (a) 10 years after the consummation of the BFC Closing or, if earlier,
(b) when and if Yorktown owns beneficially voting shares with less than 25% of the outstanding votes in the election of directors and McDonald is no longer an officer of Carbon.


                                   Article 7

                    Representations and Warranties of Carbon

     Carbon represents and warrants at the date hereof to Yorktown and CEC Canada as follows:

     7.1  Organization and Authority.
          --------------------------

     Carbon is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and failure to be so qualified would have a material adverse effect on the business, financial condition or results of operations (a "Material Adverse Effect") of Carbon and has corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted. Carbon has furnished Yorktown and CEC Canada true and correct copies of its articles of incorporation and bylaws, as amended.

    7.2  No Subsidiaries.
         ---------------

     Prior to the BFC Closing, Carbon has no subsidiaries.

     7.3  Capitalization.
          --------------

     The authorized capital stock of Carbon consists of 10,000,000 shares of preferred stock, no par value, of which no shares are outstanding, and 20,000,000 shares of common stock, no par value, of which as of the date of this Agreement 100 shares issued to Yorktown were outstanding. Except for the options required by Article 5 above, there are no outstanding subscriptions, contracts, conversion privileges, options, warrants, calls, preemptive rights or other rights obligating Carbon to issue, sell or otherwise dispose of, or to purchase, redeem or otherwise acquire, any shares of capital stock of Carbon.

     7.4  Authorization; No Conflict.
          --------------------------

     Carbon has the corporate power and authority to enter into this Agreement and to carry out its obligations under this Agreement. The execution, delivery and performance of this Agreement by Carbon and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Carbon This Agreement is a valid and binding obligation of Carbon enforceable against Carbon in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors and contracting parties generally and except as enforceability may be subject to general principles of equity.

     Neither the execution, delivery and performance by Carbon of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance by Carbon with any of the provisions hereof, will (a) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event of which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge or encumbrance upon any of the properties or assets of Carbon under any of the terms, conditions or provisions of (i) its articles of incorporation or bylaws or (ii) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Carbon is a party or by which it may be bound, or to which Carbon or any of the properties or assets of Carbon may be subject, or (b) subject to compliance with the statutes and regulations referred to in the next paragraph, to the knowledge of Carbon, violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to Carbon or any of its properties or assets.

     Other than in connection or in compliance with the provisions of the Securities Act and the rules and regulations thereunder, the securities or blue sky laws of the various states or Canadian provinces, no notice to, filing with, exemption or review by, or authorization, consent or approval of, any public body or authority is necessary for the consummation by Carbon of the transactions contemplated by this Agreement.

     7.5  No Operations.
          -------------

     Carbon was incorporated in September, 1999 and has not conducted any active business between its date of incorporation and the date of this Agreement, except any actions to enter into this Agreement, complete the purchase of BFC Stock under the Stock Purchase Agreement and make the Exchange Offer.

     7.6  Brokers and Finders.
          -------------------

     Neither Carbon nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for Carbon in connection with this Agreement or the transactions contemplated hereby.


                                   ARTICLE 8
                  REPRESENTATIONS AND WARRANTIES OF CEC CANADA

     CEC Canada represents and warrants at the date hereof to Yorktown and Carbon as follows:

     8.1  Organization and Authority.
          --------------------------

     CEC Canada is a corporation duly organized, validly existing and in good standing under the laws of the Province of Alberta, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and failure to be so qualified would have a Material Adverse Effect on CEC Canada and has corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted. CEC Canada has furnished the other two parties true and correct copies of its articles of incorporation and bylaws, as amended.

     8.2  No Subsidiaries.
          ---------------

     CEC Canada has no subsidiaries.

     8.3  Capitalization.
          --------------

     The authorized capital stock of CEC Canada consists of an unlimited number of shares of preferred stock, no par value, of which no shares are outstanding, and an unlimited number of shares of common stock, no par value, of which as of the close of business on August 31, 1999, 1,521,400, shares were outstanding. The maximum number of shares of CEC Canada common stock (assuming for this purpose that phantom shares and other share-equivalents constitute CEC Canada common stock) that would be outstanding as of August 31, 1999, if all options, warrants, conversion rights and other rights with respect thereto were exercised is 1,785,900. All of the outstanding shares of capital stock of CEC Canada have been duly and validly authorized and issued and are fully paid and nonassessable. Except as set forth in Exhibit 3, there are no outstanding
                                       ---------
subscriptions, contracts, conversion privileges, options, warrants, calls, preemptive rights or other rights obligating CEC Canada to issue, sell or otherwise dispose of, or to purchase, redeem or otherwise acquire, any shares of capital stock of CEC Canada. Since May 31, 1999, no shares of CEC Canada common stock have been purchased, redeemed or otherwise acquired, directly or indirectly, by CEC Canada, and no dividends or other distributions have been declared, set aside, made or paid to the shareholders of CEC Canada.

     8.4  Authorization; No Conflict.
          --------------------------

     CEC Canada has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement by CEC Canada and the consummation of this Agreement by CEC Canada have been duly authorized by the Board of Directors of CEC Canada. This Agreement is a valid and binding obligation of CEC Canada enforceable against CEC Canada in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors and contracting parties generally and except as enforceability may be subject to general principles of equity.

     Except as set forth on Exhibit 4 attached hereto, neither the execution,
                            ---------
delivery and performance of CEC Canada of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance by CEC Canada with any of the provisions hereof, will (a) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge or encumbrance upon any of the properties or assets of CEC Canada under any of the terms, conditions or provisions of (i) its articles of incorporation or bylaws or (ii) any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which CEC Canada is a party or by which it may be bound, or to which CEC Canada or any of the properties or assets of CEC Canada may be subject, or (b) subject to compliance with the statutes and regulations referred to in the next paragraph, to the knowledge of CEC Canada, violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to CEC Canada or any of its material properties or assets.

     Other than in connection or in compliance with the provisions of the Securities Act and the rules and regulations thereunder, the Exchange Act and the rules and regulations thereunder, the securities or blue sky laws of the various states or Canadian provinces, no notice to, filing with, exemption or review by, or authorization, consent or approval of, any public body or authority is necessary for the consummation by CEC Canada of the transactions contemplated by this Agreement.

     8.5  Brokers and Finders.
          -------------------

     Neither CEC Canada nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for CEC Canada in connection with this Agreement or the transactions contemplated hereby.

     8.6  SEC Reports.
          -----------

     Since December 1, 1998, CEC Canada has filed all reports, registrations and statements, together with any required amendments thereto, that it was required to file with the SEC, including, but not limited to, Forms 10-K, Forms 10-Q and proxy statements. All such reports and statements filed with the SEC are collectively referred to herein as the "CEC Canada Reports." As of their respective dates the CEC Canada Reports complied in all material respects with all the rules and regulations promulgated by the SEC, and as of their respective dates, the CEC Canada Reports filed with the SEC did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Copies of all the CEC Canada Reports have been made available to Yorktown and Carbon by CEC Canada.


                                   Article 9
                   Representations and Warranties of Yorktown

     Yorktown represents and warrants at the date hereof to Carbon and CEC
Canada.

     9.1  Organization and Authority.
          --------------------------

     Yorktown is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and failure to be so qualified would have a Material Adverse Effect on Yorktown and has full power and authority to own its properties and assets and to carry on its business as it is now being conducted.

     9.2  Authorization.
          -------------

     Yorktown has the full power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement by Yorktown and the consummation of the transactions contemplated hereby have been duly authorized by the governing board of Yorktown. No approval or consent by the members of Yorktown is necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement is a valid and binding obligation of Yorktown enforceable against Yorktown in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors and contracting parties generally and except as enforceability may be subject to general principles of equity.

     Neither the execution, delivery and performance by Yorktown of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance by Yorktown with any of the provisions hereof; will (a) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge or encumbrance upon any of the properties or assets of Yorktown under any of the terms, conditions or provisions of (i) its organizational documents or operating agreements or (ii) any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Yorktown is a party or by which it may be bound, or to which Yorktown or any of the properties or assets of Yorktown may be subject, or (b) subject to compliance with the statutes and regulations referred to in the next paragraph, to the knowledge of Yorktown, violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to Yorktown or any of its properties or assets.

     Other than in connection with or in compliance with the provisions of the Securities Act and the rules and regulations thereunder, the Exchange Act and the rules and regulations thereunder, the securities or blue sky laws of the various states or Canadian provinces, no notice to, filing with, exemption or review by, or authorization, consent or approval of, any public body or authority is necessary for the consummation by Yorktown of the transactions contemplated by this Agreement.

     9.3  Brokers and Finders.
          -------------------

     Neither Yorktown nor any of its respective managers, officers, directors, partners, members or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for Yorktown in connection with this Agreement or the transactions contemplated hereby.

     9.4  Investment Matters.
          ------------------

     Yorktown has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to Carbon so that it is capable of evaluating the merits and risks of its investment in Carbon and has the capacity to protect its own interests.

     It is acquiring Carbon shares as provided in Article 2 for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. It understands that Carbon shares have not been, and will not be registered, under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Yorktown's representations as expressed in this Section.

     Yorktown has had an opportunity to discuss Carbon's business, management and financial affairs with Carbon's management and has had the opportunity to review Carbon's existing and proposed properties and operations. It has also had an opportunity to ask questions of officers of Carbon, which questions were answered to its satisfaction.


                                   Article 10
                                   Covenants

     10.1  Covenants of Carbon.
           -------------------
     Carbon covenants and agrees with CEC Canada and Yorktown as follows:

     (a) From the date hereof until completion of the Exchange Offer, Carbon will maintain its corporate existence in good standing; after acquisition of the stock of BFC pursuant to the Stock Purchase Agreement, maintain the general character of BFC's business and conduct BFC's business in its ordinary and usual manner; maintain all books and records of Carbon and, after the purchase of BFC's stock, of BFC, including all financial statements, in accordance with the accounting principles and practices consistent with those used for CEC Canada financial statements, except for changes in such principles and practices required under generally accepted accounting principles or as to which Yorktown and CEC Canada concur.

     (b) As promptly as practicable after the execution of this Agreement, Carbon will file with the SEC the Registration Statement under the Securities Act, the Schedule 14D-1 and any other applicable documents, relating to the Exchange Offer and the shares of Carbon common stock to be delivered to the stockholders of CEC Canada pursuant to this Agreement and the Exchange Offer, and will use its best efforts to cause the Registration Statement to become effective as soon as practicable. At the time the Registration Statement becomes effective, the Registration Statement will comply in all material respects with the provisions of the Securities Act and the published rules and regulations thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading, and at the times of making and completing the Exchange Offer the prospectus included as part of the Registration Statement, as amended or supplemented by any amendment or supplement filed by Carbon (called the "Prospectus"), will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not false or misleading; provided, however, that
                                                        --------  -------
none of the provisions of this paragraph shall apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished by Yorktown or CEC Canada for use in the Registration Statement or the Prospectus. The Schedule 14D-1 shall comply in all material respects with provisions of applicable law.

     (c) Carbon will file all documents required to be filed to list Carbon common stock to be issued pursuant to this Agreement and the Exchange Offer on the American Stock Exchange and use its best efforts to effect said listing at or prior to completion of the Exchange Offer.

     (d) The shares of Carbon common stock to be issued by Carbon to the shareholders of CEC Canada pursuant to this Agreement and the shares of Carbon to be issued by Carbon to Yorktown will, upon such issuance and delivery to said shareholders and Yorktown pursuant to this Agreement, be duly authorized, validly issued, fully paid and nonassessable. The shares of Carbon common stock to be delivered to the shareholders of CEC Canada and to Yorktown pursuant to this Agreement are and will be free of any preemptive rights of any shareholders of Carbon and free and clear of any liens, security interests or encumbrances (other than transfer restrictions imposed by securities laws).

     (e) Carbon will file all documents required to obtain, prior to commencing the Exchange Offer, all necessary Blue Sky and Canadian Province permits and approvals, if any, required to carry out the transactions contemplated by this Agreement, will pay all expenses incident thereto and will use its best efforts to obtain such permits and approvals.

     (f) Carbon will hold in confidence all documents and information concerning CEC Canada and Yorktown furnished to it and its representatives in connection with the transactions contemplated by this Agreement and will not release or disclose such information to any other person, except as required by law or in connection with the Exchange Offer or the Registration Statement and except to its outside professional advisers in connection with this Agreement, with the same undertaking from such professional advisers. If the transactions contemplated by this Agreement shall not be consummated, such confidence shall be maintained and, upon request, all such documents, copies thereof or extracts therefrom shall immediately thereafter be returned to CEC Canada or Yorktown, as the case may be.
     (g) Carbon shall consult with CEC Canada and Yorktown as to the form and substance of any proposed press release or other proposed public disclosure by Carbon of matters related to this Agreement or any of the transactions contemplated hereby, except Carbon may make any press release or statement believed in good faith by Carbon to be required by law or under the rules and regulations of any stock exchange on which its shares are listed.

     (h) With respect to the indemnification of officers and directors and officers' and directors' insurance, Carbon agrees as follows:

          (i) Carbon shall ensure that all rights to indemnification and all limitations of liability existing in favor of any person who is now, or has been at any time prior to the date hereof, or who becomes prior to the completion of the Exchange Offer, a director or officer of CEC Canada (an "Indemnified Party" and, collectively, the "Indemnified Parties"), in CEC Canada's Articles of Incorporation or Bylaws or similar governing documents shall, with respect to claims arising from (A) facts or events that occurred before the completion of the Exchange Offer, or (B) this Agreement or any of the transactions contemplated by this Agreement, whether in any case asserted or arising before or after the completion of the Exchange Offer, survive the Exchange Offer and shall continue in full force and effect. Nothing contained in this paragraph 10.1(h)(i) shall be deemed to preclude the liquidation, consolidation or merger of CEC Canada, in which case all of such rights to indemnification and limitations on liability shall be deemed to survive and continue as contractual rights notwithstanding any such liquidation or consolidation or merger; provided, however, that in the event
                                            --------  -------
    of liquidation or sale of substantially all of the assets of CEC Canada, Carbon shall guarantee, to the extent of the net asset value of Carbon as of the completion of the Exchange Offer, the indemnification obligations of CEC Canada to the extent of indemnification obligations of Carbon described above.

          (ii) any Indemnified Party wishing to claim indemnification under paragraph 10.1(h)(i), upon learning of any such claim, action, suit, proceeding or investigation, shall promptly notify Carbon thereof, but the failure to so notify shall not relieve Carbon of any liability it may have to such Indemnified Party. In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after completion of the Exchange Offer), (A) Carbon shall have the right to assume the defense thereof and Carbon shall not be liable to any Indemnified Party for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, except that if Carbon elects not to assume such defense or counsel for the Indemnified Party advises that there are issues which raise conflicts of interest between Carbon and the Indemnified Party, the Indemnified Party may retain counsel satisfactory to them, and Carbon shall pay the reasonable fees and expenses of such counsel for the Indemnified Party promptly as statements therefor are received; provided, however, that Carbon shall be obligated
                           --------  -------
    pursuant to this subparagraph (ii) to pay for only one firm of counsel for all Indemnified Parties in any jurisdiction unless the use of one counsel for such Indemnified Parties would present such counsel with a conflict of interest and (B) such Indemnified Party shall cooperate in the defense of any such matter. In any event, Carbon shall not be liable for the settlement of any claim, action, suit, proceeding or investigation unless Carbon consents to the settlement, which consent shall not be unreasonably withheld.

          (iii) if Carbon or any of its successors or assigns (A) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (B) shall transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then and in each such case, proper provision shall be made so that the successors and assigns of Carbon shall assume the obligations set forth in this paragraph 10.1(h).

          (iv) the provisions of this paragraph 10.1(h) are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives.

    10.2  Covenants of CEC Canada.
          -----------------------
    CEC Canada covenants and agrees with Carbon and Yorktown as follows:

    (a) Except as otherwise permitted or required by this Agreement, from the date hereof until completion of the Exchange Offer, CEC Canada will: maintain its corporate existence in good standing; maintain the general character of its business and conduct its business in its ordinary and usual manner; maintain proper business and accounting records in accordance with generally accepted principles; maintain in all material respects presently existing insurance coverage; use its reasonable efforts to preserve its business organization intact, to keep the services of its present principal employees and to preserve its good will and the good will of its suppliers, customers and others having business relationships with it; use its reasonable efforts to obtain any approvals or consents required to maintain existing leases and other contracts in effect following the Exchange Offer; and furnish monthly financial reports, in the form submitted by CEC Canada to its management, to Carbon and Yorktown.

     (b) Except as otherwise contemplated or required by this Agreement, from the date hereof until completion of the Exchange Offer, CEC Canada will not (without the prior written consent of Carbon and Yorktown): amend or otherwise change its articles of incorporation or association or Bylaws; issue or sell or authorize for issuance or sale, or grant any options or make other agreements with respect to the issuance or sale or conversion of, any shares of its capital stock, phantom shares or other share-equivalents or any other of its securities, except that CEC Canada may issue shares of CEC Canada common stock upon the exercise of any outstanding options; authorize or incur any long-term debt (other than borrowings under a revolving line of credit in the ordinary course of business or borrowings to replace any existing borrowings or borrowings as to which Yorktown and Carbon approve); mortgage, pledge or subject to lien or other encumbrance any of its properties, except in the ordinary course of business or in connection with borrowings permitted by this paragraph; amend or terminate any employee plan except as required by law; make any contributions to any employee plan except as required by the terms of such plan in effect as of the date hereof except discretionary contributions made in the ordinary course of business in accordance with past practices; declare, set aside, make or pay any dividend or other distribution with respect to its capital stock; redeem, purchase or otherwise acquire, directly or indirectly, any of the capital stock of CEC Canada; increase the compensation of any officers, directors or executive employees, except pursuant to existing compensation plans and practices; or sell or otherwise dispose of any of its assets or properties other than in the ordinary course of business.

     (c) CEC Canada will furnish or cause to be furnished to Carbon all the information concerning CEC Canada required for inclusion in the Registration Statement or other Offer Documents. Any financial statement for any fiscal year provided under this paragraph must include the audit opinion and the consent of the relevant auditor to use such opinion in such Registration Statement. The information regarding CEC Canada furnished by CEC Canada will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not false or misleading, at the time of any filing of the Registration Statement or other Offer Documents with the SEC or any other regulatory authority, at the time of making the Exchange Offer and throughout the making of the Exchange Offer. CEC Canada shall correct promptly any information provided by CEC Canada for use in the Registration Statement or other Offer Documents which is or shall become false or misleading. All documents which CEC Canada is responsible for filing with the SEC in connection with the Exchange Offer will comply as to form in all material respects with the provisions of applicable law.

     (d) CEC Canada will cooperate in obtaining and file any documents which may be required to obtain all necessary Blue Sky and Canadian Province permits and approvals, if any, required to carry out the transactions contemplated by this Agreement.

     (e) CEC Canada shall consult with Carbon and Yorktown as to the form and substance of any proposed press release or other proposed public disclosure, by CEC Canada or any of its representatives of matters related to this Agreement or any of the transactions contemplated hereby, except that CEC Canada may make any press release or statement believed in good faith by CEC Canada to be required by law or under the rules and regulations of any stock exchange on which its shares are listed.

     (f) CEC Canada will take all action necessary or required to terminate or amend, if requested by Carbon, all qualified pension and welfare benefit plans to facilitate the merger of such plans with Carbon plans without gaps in coverage for participants in the plans and without duplication of costs caused by the continuation of such plans after coverage is available under Carbon plans, [and all non-qualified benefit plans and compensation arrangements as of the completion of the Exchange Offer].

     10.3  Covenants of Yorktown.
           ---------------------

     Yorktown covenants and agrees with Carbon and CEC Canada as follows:

     (a) From the date hereof until completion of the Exchange Offer, Yorktown will maintain its existence in good standing.

     (b) Yorktown will furnish to Carbon all the information concerning Yorktown required for inclusion in the Registration Statement or other Offer Documents. Such information will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading, at the time of filing the Registration Statement or other Offer Document with the SEC or any other regulatory authority, the making of the Exchange Offer and throughout the making of the Exchange Offer. Yorktown shall correct promptly any information provided by Yorktown for use in the Registration Statement or other Offer Documents which is or shall become false or misleading.

     (c) Yorktown will cooperate in obtaining and file any documents which may be required to obtain all necessary Blue Sky and Canadian Province permits and approvals, if any, required to carry out the transactions contemplated by this Agreement.

     (d) Yorktown will hold in confidence all documents and information concerning Carbon and CEC Canada furnished to it and its representatives in connection with the transactions contemplated by this Agreement and will not release or disclose such information to any other person, except as required by law and except to its outside professional advisers or its limited partners in connection with this Agreement, with the same undertaking from such professional advisers or limited partners, as the case may be. If the transactions contemplated by this Agreement shall not be consummated, such confidence shall be maintained (except to the extent that such information can be shown to be previously known to Yorktown, in the public domain, or later acquired by Yorktown from other legitimate sources) and, upon request, all such documents, copies thereof or extracts therefrom shall immediately thereafter be returned by Carbon or CEC Canada, as the case may be.

     (e) Yorktown shall consult with Carbon and CEC Canada as to the form and substance of any proposed press release or other proposed public disclosure of matters related to this Agreement or any of the transactions contemplated hereby except that Yorktown may make a press release or statement believed in good faith to be required by law.

                                   Article 11
                                   Conditions

     11.1  Conditions Precedent to Obligation of Carbon and CEC Canada.
           -----------------------------------------------------------

     The obligation of Carbon to make and complete the Exchange Offer and CEC Canada to recommend favorably the Exchange Offer to its shareholders shall be subject to the satisfaction of the following

     (a) No court or governmental authority of competent jurisdiction shall have issued an order restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement.

     (b) The Registration Statement (as amended or supplemented) shall have become effective under the Securities Act and shall not be subject to any stop order. Carbon shall have received all state securities law or blue sky and Canadian Province authorizations necessary in any material respect to carry out the transactions contemplated by this Agreement.

     11.2  Condition Precedent to Obligation of Yorktown.
           ---------------------------------------------

     The obligation of Yorktown to effect the purchase of Carbon common stock as required by Article 2 shall be subject to the satisfaction at or before the consummation of the BFC Closing of the following condition, which may be waived in writing by Yorktown: No court or governmental authority of competent jurisdiction shall have issued an order restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement.


                                   Article 12
                         Termination and Miscellaneous

     12.1  Obligation to Make Exchange Offer.
           ---------------------------------

     On and after the BFC Closing has been consummated, the parties shall cause the Exchange Offer to be made subject only to the conditions stated expressly in Article 11, whether or not there has been a breach of any provision of this Agreement by any party. The obligations of the parties regarding the Exchange Offer are independent of any other provisions of this Agreement, and the remedy of any party for breach of any covenant or other provisions of this Agreement shall be limited to damages or specific performance and shall not include any right under this Agreement or applicable law to terminate this Agreement.

     12.2  Termination of Agreement.
           ------------------------

     (a) This Agreement may be terminated at any time prior to the consummation of the BFC Closing:

          (i)  by mutual written consent of the parties hereto;

          (ii) by any of the parties hereto upon written notice to the other parties if the BFC Closing shall not have been consummated by April 1, 2000 unless such failure of consummation shall be due to the failure of the party seeking to terminate to perform or observe in all material respects the covenants and agreements hereof to be performed or observed by such party; or

          (iii) by a party upon written notice to the other parties if any court or governmental authority of competent jurisdiction shall have issued a final order restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement.

     (b) Termination of this Agreement under this Section 12.1 shall not release, or be construed as so releasing, any party hereto from any liability or damage to the other parties hereto arising out of the breaching party's willful and material breach of the warranties and representations made by it, or willful and material failure in performance of any of its covenants, agreements, duties or obligations arising hereunder, and the obligations under paragraphs 10.1(f), 10.1(g), 10.2(d), 10.3(e) and 10.3(f) and Article 12 shall survive such termination.

     12.3  HSR Act Filing
           --------------

     Carbon and Yorktown shall, as promptly as possible, make or cause to be made any required filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations thereunder (the "HSR Act") with respect to the purchase of BFC shares and the Exchange Offer and shall cooperate with each other regarding these matters. Each party shall promptly inform the other parties of any material communication between the party and the Federal Trade Commission, the Department of Justice or any other governmental authority regarding any of the transactions contemplated by this Agreement. If any party receives a request for additional information or documents from any such governmental authority with respect to the transactions contemplated by this Agreement, then the parties shall use its reasonable efforts, as soon as reasonably practicable, and after consultation with the other parties, an appropriate response in substantial compliance with the request. Each party shall take all reasonable actions necessary to cause the expiration of the waiting periods under the HSR Act as promptly as possible.

     12.4  Expenses.
           --------

     All expenses in connection with this Agreement and the transactions contemplated hereby, including without limitation legal and accounting fees, incurred by a party shall be borne by the party, except that Carbon shall reimburse CEC Canada for any and all expenses in connection with this Agreement, the transactions contemplated hereby and the Stock Purchase Agreement upon consummation of the BFC Closing and for those expenses incurred by CEC Canada after consummation of the BFC Closing and except Carbon shall reimburse Yorktown for all its reasonable out-of-pocket legal expenses (including, without limitation, reasonable, attorneys fees), and any out-of-pocket expenses of Yorktown relating to any filings under the HSR Act, in connection with this Agreement and the transactions contemplated hereby.

     12.5  Successors and Assigns.
           ----------------------

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but shall not be assignable by either party hereto without the prior written consent of the other parties hereto. Notwithstanding the foregoing, Yorktown may assign this Agreement to any party controlled by, under common control with or controlling Yorktown with prior notice to Carbon and CEC Canada, and in that event Yorktown shall nevertheless remain fully liable for all obligations of Yorktown contained in this Agreement.

     12.6  Third Party Beneficiaries.
     ----  -------------------------

     Each party hereto intends that except as otherwise expressly provided herein, this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto.

     12.7  Notices.
     ----  -------

     Any notice or other communication provided for herein or given hereunder to a party hereto shall be in writing and shall be delivered in person or shall be mailed by first class registered or certified mail, postage prepaid, addressed as follows or may be delivered by fax or other electronic transmission to the appropriate address:

          If to Carbon:

               Carbon Energy Corporation
               1700 Broadway, Suite 1150
               Denver, CO 80290-1101
               Attention:  President
               Telephone Number: (303) 860-1575
               Fax Number: (303) 860-9128
               Email Address:  pmcdonald@cecresources.com

          If to CEC Canada:

               CEC Resources Ltd.
               1700 Broadway, Suite 1150
               Denver, CO 80290-1101
               Attention:  President
               Telephone Number: (303) 860-1575
               Fax Number: (303) 860-9128
               Email Address:  pmcdonald@cecresources.com

          If to Yorktown:

               Yorktown Energy Partners III, L.P.
               Attention: Peter A. Leidel
               410 Park Avenue, Suite 1900
               New York, NY 10025
               Telephone Number:  (212) 515-2113
               Fax Number:  (212) 515-2105
               Email Address:  pleidel@yorktownenergy.com

or to such other address with respect to a party as such party shall notify the other in writing as above provided.

     12.8  Complete Agreement.
     ----  ------------------

     This Agreement contains the complete agreement between the parties hereto with respect to the Exchange Offer and other transactions contemplated hereby and supersede all prior agreements and understandings between the parties hereto with respect thereto.

     12.9  Captions.
     ----  --------

     The captions contained this Agreement are for convenience of reference only and do not form a part of this Agreement.

     12.10  Waiver and Other Action.
     -----  -----------------------

     Either party hereto may, by a signed writing, given any consent or waiver. The waiver by any party of a breach of any term or provision of this Agreement shall not construed as a waiver of any subsequent breach.

    12.11  Amendment.
    -----  ---------

     The parties hereto, by action taken by all of their respective Boards of Directors or governing authorities or pursuant to authority delegated by all of their respective Boards of Directors or governing authorities, may amend this Agreement. Any amendment of this Agreement must be in writing signed by the party against which enforcement of the amendment is sought.

     12.12  Governing Law.
     -----  -------------

     This Agreement shall be construed and enforced in accordance with the laws of the State of Colorado.

     12.13  Non-Survival of Representations and Warranties.
     -----  ----------------------------------------------

     No representation or warranty contained in this Agreement shall survive the consummation of the BFC Closing.

     12.14  Attorneys' Fees.
     -----  ---------------

     A prevailing party in any legal proceeding brought under or to enforce this Agreement shall be entitled to recover court costs, reasonable costs of the legal proceeding and reasonable attorneys' fees from the non-prevailing parties.

     12.15  Counterparts.
     -----  ------------

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute but one instrument.


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

     The parties hereto have executed this Agreement as of the day and year first above written.


CARBON ENERGY CORPORATION          CEC RESOURCES LTD.


By:  /s/  Patrick R. McDonald      By:  /s/  Patrick R. McDonald
     ------------------------           ------------------------
Name:                              Name:
     ------------------------           ------------------------
Title:    President                Title:    President
      -----------------------            -----------------------



YORKTOWN ENERGY PARTNERS III, L.P.

By:    /s/  Peter Leidel
   -------------------------------
       General Partner


     By:
        ---------------------
     Name:
          -------------------
     Title:
           ------------------


DENVER:0938621.08


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